UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

COEUR D’ALENE MINES CORPORATION
______________________________________________________________________
(Exact name of Registrant as specified in its charter)

Idaho	1-8641	84-0109423
(State or Other Jurisdiction )	(Commission File Number)	(I.R.S. Employer
of Incorporation		Identification No.)

505 Front Avenue,	83814
Coeur d'Alene, Idaho	(Zip Code)
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (208) 667-3511

Not Applicable
______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (e)  Amendment of Employment Agreement.  On May 2, 2007, the Board of Directors of Coeur d’Alene Mines Corporation (the “Company”) approved an amendment to the Company’s employment agreement with Dennis E. Wheeler, Chairman of the Board, President and Chief Executive Officer of the Company, to provide for a term of employment through May 2010. The employment agreement previously provided for a term of employment through December 31, 2008. A copy of the agreement is filed as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

         (d)   Exhibits.  The following exhibit is furnished herewith:

        Exhibit 10.1   Second Amendment to Employment Agreement, dated May 2, 2007, between the Registrant and Dennis E. Wheeler.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COEUR D'ALENE MINES CORPORATION
(Registrant)
Dated: May 7, 2007	By: /s/ James A. Sabala
James A. Sabala
Executive Vice President and
Chief Financial Officer